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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: December 15, 1999

                         CHASE CREDIT CARD MASTER TRUST
            (formerly known as "Chemical Master Credit Card Trust I")
           Series 1995-2, Series 1995-3, Series 1996-1, Series 1996-2
                                and Series 1996-3
--------------------------------------------------------------------------------
                             (Issuer of Securities)

          THE CHASE MANHATTAN BANK (formerly known as 'Chemical Bank')
                             (Sponsor of the Trust)
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         New York                              33-94190                            13-4994650
------------------------------        -------------------------------     --------------------------------
 (State or other jurisdiction             (Commission File Number)                   (IRS Employer
     of incorporation)                                                             Identification No.)

270 Park Avenue, New York, New York                               10017
----------------------------------------                       ------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (212) 270-6000



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Item 5.  Other Events:


         Chase Credit Card Master Trust, which was formerly known as Chemical Master Credit Card Trust I, is the issuer of 21 outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Third Amended and Restated Pooling and Servicing Agreement, dated as of September 1, 1999, as amended. The parties to the Pooling and Servicing Agreement are: The Chase Manhattan Bank, as transferor prior to June 1, 1996 and as servicer, Chase Manhattan Bank USA, National Association, as transferor after June 1, 1996, and The Bank of New York, as trustee.

         On December 15, 1999, Chase USA, on behalf of The Chase Manhattan Bank as servicer, distributed monthly interest to the holders of the Series 1995-2, 1995-3, 1996-1, 1996-2 and 1996-3 certificates. Chase USA furnished copies of monthly certificateholders' reports for each of those series as required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).        Exhibits

                  Exhibits          Description
                  ----------        ---------------

                  20.1 Monthly Reports with respect to the December 15, 1999 distribution


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  December 23, 1999

                                     The Chase Manhattan Bank,
                                     as Servicer


                                     By:  /s/ Patrick Margey
                                     -----------------------------------
                                     Name:    Patrick Margey
                                     Title:   Vice President





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                             INDEX TO EXHIBITS
                             ----------------------------


Exhibit No.                  Description
---------------              -----------------

20.1                         Monthly Reports with respect to the December 15,
                             1999 distribution